Borrowings	6 Months Ended
Jul. 31, 2021
Disclosure Of Detailed Information About Borrowings
Borrowings

11. Borrowings

	31 July 2021 US $000’s	31 January 2021 US $000’s
Amounts due in less than one year:
Bank loans	-	10,381
Debt issuance costs in relation to bank loan	-	(5)
	-	10,376
Amounts due after more than one year:
Convertible notes	-	2,149
	-	2,149
	-	12,525

On February 10, 2021, the Group paid NZ$14.5m (approximately US$10.4m) to BNZ, which constituted repayment in full of all amounts due under the facility with BNZ, and the facility was terminated. On February 26, 2021, The April 20 convertible notes were fully exchanged with ordinary shares (No of shares issued: 4,002,789), with further details provided in note 5 (c) ‘Fair value loss on convertible notes derivatives and warrants’. In the comparative period, the fair value of borrowings is not considered to be materially different to their carrying amounts.